SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C.     25049

                               FORM 8-K

                            CURRENT REPORT


                 Pursuant to Section 13 or 13(d) of the
                    Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported) August 21, 2001


                               CPI CORP.
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        (exact name of registrant as specified in its charter)


     Delaware                0-11227                43-1256674
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(State or other      (Commission file Number)   (IRS Employer
 jurisdiction of                                Identification No.)
 incorporation)

1706 Washington Avenue, St. Louis, Missouri           63103-1790
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  (Address of principal executive offices)            (Zip code)


 Registrant's telephone number, including area code (314) 231-1575
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  (Former name or former address, if changes since last report.)



















ITEM 5.OTHER EVENTS

A. On August 21, 2001, CPI Corp. issued the following press release:

     - CPI CORP. ANNOUNCES SECOND QUARTER FY2001 RESULTS

       - EPS down for quarter and year to date
       - Sales down from last year

     ST. LOUIS, MO., August 21, 2001 - CPI Corp. (NYSE - CPY) today reported a net loss for the 12-week second quarter ending
     July 21, 2001 of $1.1 million, or 14 cents diluted loss per share, compared, to the $1.4 million in net earnings, or 18 cents diluted earnings per share ("EPS"), reported in the comparable fiscal
     2000 quarter. Weighted average number of common and equivalent shares outstanding used to determine EPS for the 12-week period declined 4.7% from second quarter 2000.

     For the 24-week first half ending July 21, 2001, a net loss of $1.1 million, or 14 cents diluted loss per share, was recorded compared to the net earnings of $3.6 million, or 43 cents EPS, recorded in 2000. The first half of 2001 includes a $1.1 million, or 15 cents EPS, after-tax charge for costs primarily associated with the retirement of CPI Corp.'s chairman in March. The first half of 2000 includes a $583,000, or 7 cents EPS, loss on discontinued operations for the Wall Decor segment that was sold July 21, 2001. Weighted average number of common and equivalent shares outstanding used to determine
     EPS for the 24-week period declined 7.0% from second quarter
     2000.

     Total net sales for the second quarter of 2001 were $59.1 million, down from $60.8 million recorded in 2000, while total operating earnings decreased to $1.8 million in second quarter of 2001 from $7.3 million in second quarter 2000.

     Total net sales for the first half of 2001 were $124.1 million, down from $127.7 million recorded in 2000, while total operating earnings decreased to $7.2 million in the first half of 2001 from $14.5 million in the first half of 2000.

     Commenting, J. David Pierson, Chairman and Chief Executive Officer said, "Like many other retailers, we are disappointed in sales and earnings. As a result of these soft sales and increased expenses, we have initiated near-term measures to revise our marketing plan to drive sales and to further reduce our cost structure. In addition, we are well on the way to completing the previously announced long-term strategic planning initiative."

     A conference call and audio web-cast are scheduled for 1:30 p.m. Eastern Time August 21, 2001, to discuss the financial results of the second quarter and provide a company update. The web-cast can be accessed on the company's own site at http://www.cpicorp.com as well as http://www.ccbn.com. To listen to a live broadcast, please go to these web sites at least 15 minutes prior to the scheduled start time in order to register, download, and install any necessary audio software. A replay will be available on the above web sites as well as by dialing 703-925-2435 and providing confirmation code 5454016. The replay will be available through August 29, 2001 by phone and for 30 days on the internet.

     The company anticipates filing its 10-Q Quarterly Report with the Securities and Exchange Commission on August 31, 2001.

     CPI Corp. is a consumer services company, offering photography services through Sears Portrait Studios in the United States, Puerto Rico and Canada, as well as photofinishing services through the searsphotos.com web site and custom computer programming through Centrics Technology, Inc.



























                      FINANCIAL TABLES TO FOLLOW














CPI CORP. CONDENSED STATEMENTS OF EARNINGS - FOR THE TWELVE WEEKS
ENDED JULY 21, 2001 AND JULY 22, 2000
(in thousands of dollars except per share amounts) (unaudited)
                                              12 Weeks Ended
                                          ----------------------
                                           07/21/01    07/22/00
                                          ----------  ----------
Net Sales:
 Portrait studios                         $  59,009   $  60,845
 Technology development                       1,431           -
 Intersegment sales                          (1,369)          -
                                          ----------  ----------
   Total net sales                        $  59,071   $  60,845
                                          ==========  ==========
Operating earnings:
 Portrait studios                         $   1,743   $   7,732
 Technology development                          75        (384)
                                          ----------  ----------
   Total operating earnings               $   1,818   $   7,348

General corporate expense                     2,812       3,662
                                          ----------  ----------
Income (loss) from operations                  (994)      3,686
Net interest expense                            743         706
Other expense                                     -          51
Other income                                     14         164
                                           ---------  ----------
Earnings (loss) from continuing
 operations before income taxes              (1,723)      3,093
Income tax expense (benefit)                   (603)      1,082
                                           ---------  ----------
Net earnings (loss) from continuing
 operations                                  (1,120)      2,011
Earnings (loss) from discontinued
 operations net of income tax benefits            -        (583)
Loss on disposal net of tax  benefits             -           -
                                           ---------  ----------
Net earnings (loss) from discontinued
 operations                                       -        (583)
                                           ---------  ----------
Net earnings (loss)                        $  (1,120)  $   1,428
                                           ==========  ==========
Earnings (loss) per common share - diluted
   From continuing operations              $   (0.14)  $    0.25
   From discontinued operations                    -       (0.07)
                                           ----------  ----------
      Net earnings (loss)- diluted         $   (0.14)  $    0.18
                                           ==========  ==========
Earnings (loss) per common share-basic
   From continuing operations              $   (0.14)  $    0.25
   From discontinued operations                    -       (0.07)
                                           ----------  ----------
      Net earnings (loss)- basic           $   (0.14)  $    0.18
                                           ==========  ==========
Weighted average number of common and
 common equivalent shares outstanding:
    Diluted                                    7,791       8,176
    Basic                                      7,791       7,961














CPI CORP. CONDENSED STATEMENTS OF EARNINGS - FOR THE TWENTY-FOUR
WEEKS ENDED JULY 21, 2001 AND JULY 22, 2000
(in thousands of dollars except per share amounts) (unaudited)
                                                24 Weeks Ended
                                           ----------------------
                                            07/21/01    07/22/00
                                           ----------  ----------
Net Sales:
  Portrait studios                         $ 124,022   $ 127,746
  Technology development                       1,445           -
  Intersegment sales                          (1,369)          -
                                           ----------  ----------
   Total net sales                         $ 124,098   $ 127,746
                                           ==========  ==========
Operating earnings:
  Portrait studios                         $   7,851   $  15,262
  Technology development                        (691)       (734)
                                           ----------  ----------
   Total operating earnings                $   7,160   $  14,528

General corporate expense                      5,757       6,808
                                           ----------  ----------
Income (loss) from operations                  1,403       7,720
Net interest expense                           1,383       1,314
Other expense                                  1,715         151
Other income                                      35         192
                                           ----------  ----------
Earnings (loss) from continuing operations
 before income taxes                          (1,660)      6,447
Income tax expense (benefit)                    (581)      2,256
                                           ----------  ----------
Net earnings (loss) from continuing
 operations                                   (1,079)      4,191
Earnings (loss) from discontinued
 operations net of income tax benefits             -        (583)
Loss on disposal net of tax benefits               -           -
                                           ----------  ----------
Net earnings (loss)from discontinued
 operations                                        -        (583)
                                           ----------  ----------
Net earnings (loss)                        $  (1,079)  $   3,608
                                           ==========  ==========
Earnings (loss) per common share - diluted
   From continuing operations              $   (0.14)  $    0.50
   From discontinued operations                    -       (0.07)
                                           ----------  ----------
      Net earnings (loss)- diluted         $   (0.14)  $    0.43
                                           ==========  ==========
Earnings (loss) per common share - basic
   From continuing operations              $   (0.14)  $    0.52
   From discontinued operations                    -       (0.07)
                                           ----------  ----------
      Net earnings (loss)- basic           $   (0.14)  $    0.45
                                           ==========  ==========
Weighted average number of common and
 common equivalent shares outstanding:
    Diluted                                    7,740       8,323
    Basic                                      7,740       8,097














CPI CORP. CONDENSED STATEMENTS OF EARNINGS - FOR THE FIFTY-TWO
WEEKS ENDED JULY 21, 2001 and JULY 22, 2000
(in thousands of dollars except per share amounts)(unaudited)
                                               52 Weeks Ended
                                           ---------------------
                                            07/21/01   07/22/00
                                           ---------- ----------
Net Sales:
  Portrait studios                         $ 315,768  $ 323,325
  Technology development                       2,333          -
  Intersegment sales                          (1,369)         -
                                           ---------- ----------
   Total net sales                         $ 316,732  $ 323,325
                                           ========== ==========
Operating earnings:
  Portrait studios                         $  35,485  $  32,716
  Technology development                      (1,022)    (1,621)
                                           ---------- ----------
   Total operating earnings                $  34,463  $  31,095
General corporate expense                     14,655     15,603
                                           ---------- ----------
Income (loss) from operations                 19,808     15,492
Net interest expense                           2,923      2,294
Other expense                                  1,884      3,651
Other income                                      68      1,227
                                           ---------- ----------
Earnings (loss) from continuing operations
  before income taxes                         15,069     10,774
Income tax expense (benefit)                   5,274      3,771
                                           ---------- ----------
Net earnings (loss) from continuing
 operations                                    9,795      7,003
Earnings (loss) from discontinued
 operations net of income tax benefits          (544)       848
Loss on disposal net of tax benefits          (2,984)    (6,589)
                                           ---------- ----------
Net earnings (loss) from discontinued
 operations                                   (3,528)    (5,741)
                                           ---------- ----------
Net earnings (loss)                        $   6,267  $   1,262
                                           ========== ==========
Earnings (loss) per common share - diluted
   From continuing operations              $    1.25  $    0.77
   From discontinued operations                (0.45)     (0.63)
                                           ---------- ----------
      Net earnings (loss)- diluted         $    0.80  $    0.14
                                           ========== ==========
Earnings (loss) per common share - basic
   From continuing operations              $    1.27  $    0.79
   From discontinued operations                (0.46)     (0.65)
                                           ---------- ----------
      Net earnings (loss)- basic           $    0.81  $    0.14
                                           ========== ==========
Weighted average number of common and
 common equivalent shares outstanding:
    Diluted                                    7,865      9,116
    Basic                                      7,696      8,834
















CPI CORP.
CONDENSED BALANCE SHEETS - FOR JULY 21, 2001 AND JULY 22, 2000
(in thousands) (unaudited)


                                       07/21/01      07/22/00
                                     -----------   ------------
Assets

  Current assets:
   Cash and cash equivalents         $   22,535    $    24,824
   Other current assets                  37,907         32,771
  Net property and equipment             71,357         80,531
  Other assets                           30,035         31,961
                                     -----------   ------------
    Total assets                     $  161,834    $   170,087
                                     ===========   ============


Liabilities and stockholders' equity

  Current liabilities                $   46,703    $    46,396
  Long-term obligations                  42,593         51,097
  Other liabilities                      11,007         13,757
  Stockholders' equity                   61,531         58,837
                                     -----------   ------------
    Total liabilities and
      stockholders' equity           $  161,834    $   170,087
                                     ===========   ============
























                             SIGNATURE



       Pursuant to the requirements of the Securities Exchange
       Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                             CPI CORP.
                                           (Registrant)



                                By: /s/ Barry Arthur
                                    ----------------
                                    Barry Arthur
                                    Authorized Officer and
                                    Principal Financial Officer



Dated: August 24, 2001